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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2009

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2009, the Board of Directors of Advance Auto Parts, Inc. (the “Company”), adopted Amended and Restated By-Laws, effective August 12, 2009.  The amendments relate primarily to the requirements for advance notice and additional information that a shareholder must provide when making a director nomination or proposal at the Company's annual meeting of stockholders.  The By-Laws were revised to provide that the deadline for shareholder proposals and nominations is not less than 120 days or more than 150 days prior to the first anniversary of the preceding year’s annual meeting for any matter to be properly brought for consideration at an annual of the Company’s stockholders.  The Amended and Restated By-Laws establish the notice requirements for matters to be brought for consideration before a special meeting of the Company’s stockholders.

As a result of these changes, stockholders who want to nominate a person for election as a director or present any other proposal at the Company’s 2010 annual meeting of stockholders (but not to include the proposal in the Company’s proxy statement) must provide written notice to the Company’s corporate secretary for receipt no later than January 10, 2010 and no earlier than December 11, 2009, as well as comply with the other requirements of the Company’s Amended and Restated By-Laws.  The notice deadline for a stockholder wishing to present a proposal and have it included in the Company’s proxy statement for the 2010 annual meeting of shareholders continues to be December 15, 2009, as published in the Company’s 2009 proxy statement.

Article IV of the Company’s By-Laws were amended to clarify the officers to be elected by the Board of Directors as well as the roles of various officer positions.   In addition, the Amended and Restated By-Laws contain minor technical revisions.

A copy of the Amended and Restated By-Laws is attached as Exhibit 3.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number

	3.2	Amended and Restated By-laws of Advance Auto Parts, Inc., effective as of August 12, 2009.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: August 17, 2009	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Assistant Secretary

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
3.2	Amended and Restated By-laws of Advance Auto Parts, Inc., effective as of August 12, 2009.